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Slide 1
(logo): USA Networks, Inc.


Slide 2: Important
This presentation contains forward looking statements relating to possible or assumed future results of USAi. It reflects the current views of USAi with respect to future events, and is subject to risks that could cause future results to materially differ. These risks are described in USAi's Securities and Exchange Commission filings. Information contained herein about entities other than USAi has been obtained from sources believed to be reliable, but no independent verification has been made and no representation is made as to its accuracy or completeness. Any statements non-factual in nature constitute current opinions, which are subject to change without notice. The forward looking statements and opinions in this presentation are made as of the date of this presentation, and USAi undertakes no obligation to update or revise them for any reason. These statements do not include the potential impact of any mergers, acquisitions or other business combinations that may be completed in the future other than previously announced pending acquisitions. This presentation reflects estimates that USAi is comfortable releasing to analysts and the public as of the date hereof.


Slide 3: Unique. Valuable. Converging.
Entertainment Group: (logos) USA Networks, SCI FI, Trio, NWI, Crime, USA Films, Studios USA
Interactive Group:
Electronic Retailing: (logos) Home Shopping Network, America's Store, Home Shopping Espanol, Home Shopping Europe, Shop Channel, TVSN, HSN.com
Information & Services: (logos) Ticketmaster, Citysearch.com, Match.com, Hotel Reservations Network, Styleclick, USA ECS, Precision Response Corporation, Expedia.com (transaction pending)

Pro forma for pending transactions. Includes some companies majority or partially owned by USA.

Prepared 10/31/01.  Read important disclaimer(s).


Slide 4: Revenue Mix
2/3rd Transactions

(pie chart. largest to smallest slices):
Electronic retailing, Advertising, Services, Ticketing, Production & films, Subscriptions, Hotel reservations, Personals

Revenue mix for Q3 2001.

Prepared 10/31/01.  Read important disclaimer(s).



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Slide 5: Where the World is Going
Revenue Through the Screen
Television and Internet Consumer-related Revenues (U.S.)

(pie charts):
1995 Revenue = $47 Billion
Advertising = 80%, Transactions = 11%, Subscriptions = 9%
2000 Revenue = $134 Billion
Advertising = 45%, Transactions = 39%, Subscriptions = 16%
2005 Revenue = $360 Billion
Advertising = 26%, Transactions = 63%, Subscriptions = 11%

Compiled estimates per McCann Erickson, Zenith Media, Paul Kagan, MSDW, Prudential, Furman Selz, PaineWebber, SSB, Jupiter, Forrester and Shop.org.

Prepared 10/31/01.  Read important disclaimer(s).


Slide 6: Outpacing Tier 1 Media
Revenue Growth in Most Recently Reported Quarter

USA Networks (Q3) = 15%
AOL Time Warner (Q3) = 6%
Viacom (Q3) = -1%
Disney (Q2)= -1%
Fox (Q2) = -10%

Other company revenue growth per respective most recent earnings release (pro forma).

Prepared 10/31/01.  Read important disclaimer(s).


Slide 7: Outpacing Tier 1 Retail
Revenue Growth in Most Recently Reported Quarter

USA Commerce Companies = 13%
Wal-Mart = 6%
JC Penney = 2%
Target = 2%
Kmart = 1%
Federated = -5%
Saks = -7%


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Other company revenue growth per respective most recent earnings release (pro forma).

Prepared 10/31/01.  Read important disclaimer(s).


Slide 8: Real Interactive Businesses
Retail Value of Transactions

Total: 1997 = $3.3 Billion, 2002E = >$10 Billion
Interactive: 1997 = $1.1 Billion, 2002E = >$8 Billion

Prepared 10/31/01.  Read important disclaimer(s).


Slide 9: Online Commerce = $45 Billion

(pie chart. largest to smallest slices): Travel, Computers / Software / Electronics, Mass Merchandise / Apparel / Other, Auctions / Collectibles, Music / Video / Books, Flowers / Cards, Home / Office, Auto, Event Tickets, Food / Beverage, Personals

2000 market data. Shop.org report (5/01) and Match.com estimates.

Prepared 10/31/01.  Read important disclaimer(s).


Slide 10: Travel
Largest Category in Online Commerce

(pie chart): Travel = 31%
Migration to Online: 2000 = 6% to 2003 = 16%

2000 market data per Shop.org report and migration shares estimated per Goldman Sachs.

Prepared 10/31/01.  Read important disclaimer(s).


Slide 11: Massive Infrastructure
Leverage for the New World

(graphic) phone, calculator, boxes, warehouse, spreadsheet


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Inbound phone minutes = 1 billion
Orders processed = 83 million
Credit card transactions = 68 million
Items shipped = 40 million
Customer service centers =40
Fulfillment center square feet = 2.5 million
Customer database = 65 million

Unaudited estimates and pro forma for pending transactions.
Includes data for companies majority owned by USA. Operating estimates for the next twelve months.

Prepared 10/31/01.  Read important disclaimer(s).


Slide 12: Multichannel Database
65 Million
- Travel
- Short Shopping
- Electronic Retailing
- Online Commerce
- Personals
- Reservations
- Ticketing
- Local Information & Services

Prepared 10/31/01.  Read important disclaimer(s).


Slide 13: Neil Diamond
(graphic) Ticketmaster web page showing "A Special Offer to See Neil Diamond Pre-Sale"

Prepared 10/31/01.  Read important disclaimer(s).


Slide 14: Hot Spots
Earning Fees for Customizing Local Events
(graphic) crowded restaurant
(logo) Hot Spots

Prepared 10/31/01.  Read important disclaimer(s).



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Slide 15: Looney Tunes Monte Carlo 400
$1.1 Million in Sales / $50,000 Per Minute on TV
(logo) USA ECS
(graphics) race car, Nascar.com web page selling Monte Carlo 400 merchandise

Prepared 10/31/01.  Read important disclaimer(s).


Slide 16: Goal: #1 in Interactive Commerce
USA's Share of Transactions Through the Screen

(bar chart):
Today = 9%
Goal = 20%

Unaudited estimates and pro forma 2000 for pending transactions.
Based on compiled estimates per McCann Erickson, Zenith Media, Paul Kagan, MSDW, Prudential, Furman Selz, PaineWebber, SSB, Jupiter, Forrester and Shop.org

Prepared 10/31/01.  Read important disclaimer(s).


Slide 17
(logo): USA Networks, Inc.

Focused on the new convergence of entertainment, information, and direct selling.


Slide 18
(logo): USA Networks, Inc.

A Nasdaq 100 and Fortune 500 Company.


Slide 19: Important
USA Networks, Inc. ("USA") and Expedia, Inc. ("Expedia") have filed a preliminary joint prospectus/proxy statement and will file other relevant documents concerning USA's acquisition of Expedia with the Securities and Exchange Commission ("SEC"). INVESTORS ARE URGED TO READ THE JOINT PROSPECTUS/PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED IN THE FUTURE WITH


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THE SEC BECAUSE THOSE DOCUMENTS CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain such documents free of charge at the SEC's website at www.sec.gov. In addition, such documents may also be obtained free of charge by contacting USA Networks, Inc., 152 West 57th Street, New York, New York, 10019,
Attention: Investor Relations, or Expedia, Inc., 13810 SE Eastgate Way, Suite 400, Bellevue, WA 98005, Attention: Investor Relations.

Prepared 10/31/01.  Read important disclaimer(s).